Top Flight Fund Discussion

Top Flight Fund Total Return Since Inception*:

23.30%

Exceptional Performance

The top performing major index during the second quarter 2003 was the small-cap Russell 2000, which gained 23.42% including dividends.  The NASDAQ composite also did well, gaining 21%.  The S&P 500 gained 15.39% including dividends and the Dow Industrials gained 12.43%.

The Top Flight Fund beat every major index handily, gaining 34.9% during the quarter.  The out-performance was consistent regardless of market conditions – the Fund beat the S&P 500 by an average of 28 basis points (0.28%) on up days, and an even larger 37 basis points on down days.

Our model correctly identified small cap growth as the dominant style in the second quarter.  However, the remarkable performance of the Fund was due in large measure to some adjustments made in the way individual stock selection factors were chosen.  Instead of using slower-moving top-down style indicators to determine style focus, I began tracking individual stock characteristics independently.

Operational Adjustments

I now maintain ‘outlier portfolios’ on paper for forty standard and proprietary stock characteristics (such as price-to-earnings ratios, earnings growth, etc.), and track the performance of each one daily.  In over-simplified terms, a statistical outlier is one number in a set of numbers that is far away from the average or middle of the set – the most ‘extreme’ number.  I refer to the portfolios as ‘outlier portfolios’ because they contain stocks that exhibit extreme style characteristics far away from the middle of my 3000-stock universe.  For example, one portfolio might contain the very lowest of all low price-to-earnings stocks.

This is all based on the premise that if investors are going to begin rewarding stocks with, for example, low P/E ratios, then the most extreme low P/E stocks should begin to outperform first.  And so far this year, this premise has been exactly right.

While we began the quarter heavily allocated to small-cap growth stocks, we have spent time this quarter in small-cap value stocks, and in a particular mix between the two that favored stocks with low price-to-sales ratios, improving margins, upward estimate revisions, and high betas.  The resulting performance has met my every expectation.

* As of June 30, 2003.  Fund inception December 31, 2002.

‘Front-running’ the Institutions

Anecdotally, I have noticed that the institutional investment community has often begun to publicize a style shift about one to two weeks after the Top Flight Portfolio has already shifted in that direction.  For example, I mentioned in the last Paragon newsletter that the Fund was positioned to take advantage of out-performance in growth stocks, that the Fund had acquired a large position in the technology sector, and that the Fund was moving away from its large-cap bias.  In the middle of April, many of the institutional research services that I subscribe to began hyping small-cap growth stocks, and that style class and technology in general surged upward.

Then, in early June when small-cap growth was still getting all of the press, the Fund began decreasing its exposure to growth and the technology sector, and increasing its exposure to value stocks in the service and durable goods sectors.  This shift allowed the Fund to advance to several new highs in July while the major indices have been unable to get over early June levels.

Market Timing

Part of the portfolio continues to be invested long or short selected highly liquid large-cap stocks based on a proprietary timing model.  I have expanded the list of these stocks to include about 400 stocks from all market sectors, instead of the tech-heavy NASDAQ 100 list that I used previously.  I find it very interesting that the Fund held 20% of its assets short for over a week during an overwhelmingly bullish quarter, yet still outperformed the market by nearly 20%.

Conclusion

It is important to note that by no means has this been the ‘perfect quarter’ for the Fund.  Any investment model, whether dealing with style rotation or market timing, will be wrong from time to time.  The Top Flight Fund was not correct in its every move this quarter – our rotation to value was probably a week or two early, our rotation away from biotechnology was a little late, and the timing model got ‘whipsawed’ several times, leaving us partially hedged on up days, and fully invested on down days.  Yet, despite being wrong at times, each part of the Fund’s investment process added value versus the market indices.

I am pleased that the Fund out-performed the market by such a large margin, even while being ‘wrong’ part of the time.   It makes me believe that as long as the ideological basis for the Fund’s investment process holds true, the Fund can provide excess return in any market environment, which is my goal as manager of the Fund.

NOTE: Past performance cannot guarantee future results.  The principal value and investment returns of the Fund will fluctuate so that shares when redeemed may be worth more or less than the original cost.  For more complete information about the Top Flight Fund, obtain a prospectus by calling 1-800-869-1679 and read it carefully before investing.  This discussion states the opinions of the author.  Such opinions should not be interpreted as investment advice.